UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 1, 2021

Technical Communications Corporation
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-34816	04-2295040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Domino Drive, Concord, MA 01742
(Address of Principal Executive Offices) (Zip Code)

(978) 287-5100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On February 5, 2021, Technical Communications Corporation (the “Company”) announced its financial results for the fiscal quarter ended December 26, 2020. A copy of the press release, dated February 5, 2021, describing such results is attached as Exhibit 99.1 to this report and incorporated herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Shares of the Company’s common stock (par value $0.10 per share) began trading on the OTCQB® Venture Market (the “OTCQB”) of the OTC Markets Group, Inc. effective February 1, 2021. Following notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) that the Company was not in compliance with Listing Rule 5550(b) and the Company’s determination of its inability to regain compliance with such rule within the required timeframe, the Board of Directors of TCC determined to submit an application to transfer trading of the common stock to the OTCQB, which application was accepted. The Company subsequently received notice from Nasdaq that the exchange intends to file a Form 25 with the U.S. Securities Exchange Commission to formally delist TCC’s common stock on February 8, 2021, which delisting will become effective 10 days after such filing. Trading of TCC’s common stock had been suspended by Nasdaq effective January 25, 2021.

Item 9.01. Financial Statements and Exhibits.

a.	Financial statements of businesses acquired. Not applicable.
b.	Pro forma financial information. Not applicable.
c.	Shell company transactions. Not applicable
d.	Exhibits: The following exhibit is furnished pursuant to Item 2.02 hereof, and the information contained in this report and such exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated therein.

Exhibit No.	Title

99.1	Press Release dated February 5, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Date: February 5, 2021	By:	/s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer